                                                                 EXHIBIT (10)(I)
                                    AGREEMENT

         THIS AGREEMENT (this "Agreement") is made and entered into as of the _____ day of March, 2002 by and between LIFE INVESTMENT FUNDING ENTERPRISES, INC., a Nevada corporation (the "Company") and RESOURCE FUNDING GROUP, INC., a Georgia corporation ("RFG").

                                   WITNESSETH:

         WHEREAS, the Company is in the business of purchasing issued and outstanding life insurance policies and/or beneficial interests in such life insurance policies at a discount, i.e., viatical settlements, non-conforming life settlements, senior settlements and similar transactions ("Viaticals"); and

         WHEREAS, RFG is a Viatical Settlement Company duly registered in the State of Texas; and

         WHEREAS, the Company, subject to the terms and provisions of this Agreement, wishes to engage RFG as its exclusive source for obtaining Viaticals to be purchased by the Company and RFG has agreed to act as such exclusive source of Viaticals for the Company on the terms and conditions hereinafter set forth; and

         WHEREAS, the Company wishes to engage RFG as its non-exclusive sales agent for Viaticals to be sold by the Company and RFG has agreed to act as such non-exclusive sales agent of Viaticals for the Company on the terms and conditions hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements of the parties herein contained, the parties hereto agree as follows:

         1.  RECITALS.   The  above  recitals  are  true  and  correct  and  are
incorporated by reference herein.

         2. ENGAGEMENT. The Company has and does hereby hire and engage RFG as its exclusive source for Viaticals to be purchased and/or sold from time to time by the Company and RFG hereby accepts such engagement.

         3. TERM. The term of this Agreement shall be for five (5) years and shall commence on the date of the first Viatical purchase which is consummated under the auspices of this Agreement between the Company and Resource and end on a date which is five years from the date of the first Viatical purchase. Thereafter, this Agreement shall be extended automatically on a year to year basis unless terminated as provided for herein.

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


         4. COMPENSATION TO RFG. In connection with the purchase and sale of Viaticals by the Company utilizing the services of RFG under this Agreement, the Company shall pay to RFG the following compensation:

         4.1 UPON PURCHASE OF VIATICALS. The Company shall pay RFG for each Viatical purchased by the Company hereunder a market rate acquisition fee equal to a maximum of nine percent (9%) of the face amount (benefit payable upon the death of the insured) of each Viatical purchased by the Company, as such face amount exists on the date of delivery of a Viatical by RFG to the Company, and depending on and taking into account the nature, status and type of Viatical being purchased by the Company through RFG.

         4.2 UPON SALE OF A VIATICAL. Upon the sale of a Viatical by the Company utilizing the services of RFG, the Company shall pay to RFG a sales fee equal to two percent (2%) of the face amount (benefit payable upon the death of the insured) of each Viatical sold by the Company utilizing the services of RFG, as such face amount exists on the date of delivery of a Viatical by the Company to RFG (or to persons or entities designated by RFG).

         4.3 ADJUSTMENTS TO ACQUISITION AND SALES FEES. The Company and RFG acknowledge that the acquisition and sales fees provided in this Section 4 are
(a) commercially reasonable and (b) fairly relate to fees and charges possibly obtainable by the Company in the marketplace from sources other than RFG. If, during the initial term and any renewal term of this Agreement, such is determined by the Company acting in good faith not to be the case, then the Company and RFG agree to conduct good faith negotiations in order to provide appropriate adjustments to such fees. If such good faith negotiations do not result in agreement as to any fee adjustment perceived by the Company or RFG as necessary, then the Company or RFG, as the case may be, may institute the arbitration procedures provided for in Sections 5.2 and 6 of this Agreement. In no event, however, will the acquisition and sales fees be reduced to an amount less than three percent (3%) and one percent (1%), respectively.

         5. RFG'S FAILURE TO PERFORM.

         5.1 RFG (as a result of the efforts of its board of directors, officers, employees and agents) shall at all times faithfully, industriously, and to the best of its ability perform all services required of RFG hereunder in order to effective provide Viaticals to the Company and to sell Viaticals on behalf of the Company.

         5.2 If the Company shall come to reasonably believe RFG is in breach of this Agreement, including, without limitation, believing on a reasonable basis that, among other things, that RFG is incapable of providing an adequate supply of Viaticals to the Company, or the fees provided in Section 4 are no longer commercially reasonable, then the Company shall provide written notice of such breach to RFG. Such written notice shall specify in reasonable detail the basis for the determination by the Company that such breach has occurred and is continuing. If RFG shall not dispute the Company's basis that breach has


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

occurred and is continuing, it shall immediately commence action to cure the breach and shall have thirty (30) days from receipt of such notice in which to cure the breach or if the breach may not be cured within said thirty (30) day period, then if RFG shall have immediately commenced to cure the breach and actively pursued such cure, RFG shall have a reasonable time after such thirty
(30) day period has elapsed in which to cure such breach. If, upon receipt of such notice, RFG shall dispute the Company's basis for determining that a breach has occurred and is continuing, it shall send an Arbitration Demand Notice to the Company and the issue of the occurrence and continuance of a breach on the part of RFG shall be submitted to binding arbitration pursuant to Section 15.7 hereof. During the pendency of the arbitration and a final decision by the arbitrators hearing the matter (and any appeal of such decision), this Agreement shall remain in full force and effect except as this Agreement may be modified by any interim order of the arbitrators. In their final decision the arbitrators shall determine (a) whether a breach on the part of RFG has occurred and is continuing and whether such breach constitutes a material breach of this Agreement by RFG; (b) the monetary damages to which the Company or RFG are entitled, if any; and (c) whether this Agreement shall (i) continue in force pursuant to its then current provisions for the duration of this Agreement's then current term, (ii) be continued with modified terms for the duration of this Agreement's then current term or (iii) be terminated on the date specified by the arbitrators in their final decision.

         6. COMPANY'S FAILURE TO PERFORM. If RFG shall come to reasonably believe that the Company is in breach of this Agreement on a continuing basis, including, without limitation, believing on a reasonable basis that (a) the Company is refusing to purchase Viaticals offered to the Company by RFG, (b) the Company is violating the exclusivity provisions of this Agreement relating to the purchase of Viaticals, and/or (c) the Company is refusing to pay when due the compensation due RFG pursuant to Section 4 of this Agreement, then RFG shall provide written notice of such breach to the Company. Such written notice shall specify in reasonable detail the basis for the determination by RFG that such breach has occurred and is continuing. If the Company shall not dispute the allegations of breach it shall immediately commence action to cure the breach and shall have thirty (30) days from receipt of such notice in which to cure the breach or if the breach may not be cured within said thirty (30) day period then if the Company shall have immediately commenced to cure the breach and actively pursued such cure, the Company shall have a reasonable time after such thirty
(30) day period has elapsed in which to cure such breach. If, upon receipt of such notice, the Company shall dispute RFG's determination that a breach has occurred and is continuing, it shall send an Arbitration Demand Notice to RFG and the issue of the occurrence and continuance of breach on the part of the Company shall be submitted to binding arbitration pursuant to Section 15.7 hereof. During the pendency of the arbitration and a final decision by the


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

arbitrators hearing the matter (and any appeal of such decision), this Agreement shall remain in full force and effect except as this Agreement may be modified by any interim order of the arbitrators. In their final decision the arbitrators shall determine (a) whether breach on the part of the Company has occurred and is continuing and whether such breach constitutes a material breach of this Agreement by the Company; (b) the monetary damages to which the Company or RFG are entitled, if any; and (c) whether this Agreement shall (i) continue in force pursuant to its then current provisions for the duration of this Agreement's then current term, (ii) be continued with modified provisions for the duration of this Agreement's then current term or (iii) be terminated on the date specified by the arbitrators in their final decision.

         7. COMPANY'S CONFIDENTIAL INFORMATION.

         7.1 CONFIDENTIAL INFORMATION. In connection with the providing of services hereunder, the Company may provide RFG with information concerning the Company which the Company deems confidential (the "Confidential Information"). RFG understands and agrees that any Confidential Information disclosed pursuant to this Agreement are trade secrets, proprietary and of great value to the Company, which value may be impaired if the secrecy of such information is not maintained. RFG further agrees that it will take appropriate and reasonable security measures to preserve and protect the secrecy of such Confidential Information, and will hold All Confidential Information in confidence and will not disclose such Confidential Information, either directly or indirectly, to any person or entity during the term of this Agreement or any time allowing the expiration or termination hereof; provided, however, that RFG may disclose the Confidential Information to an employee to whom disclosure is necessary for the providing of services under this Agreement.

         7.2 EXCLUSIONS. For purposes of this Section 7, the term Confidential Information shall not include information which (a) becomes generally available to the public other than as a result of a disclosure by RFG or its officers, directors, agents or advisors, or (b) becomes available on a non-confidential basis to RFG from a source other than the Company or its advisors, provided that such source is not known to RFG to be bound by a confidentiality agreement with or other obligation of secrecy of the Company or another party.

         7.3 BINDING ORDER. Any provisions of this Agreement notwithstanding, RFG shall not be precluded from disclosing any of the Confidential Information pursuant to a valid order of any governmental or regulatory authority or pursuant to the order of any court or arbitrator having jurisdiction over RFG.

         7.4  INJUNCTIVE  RELIEF.  RFG agrees  that,  since a violation  of this
Section 7 would cause irreparable injury to the Company, and that there may not be an adequate remedy at law for such violation, the Company shall have the right in addition to any other remedies available at law or in equity to seek and obtain from a court of competent jurisdiction an order or orders enjoining RFG from violating the provisions of this Section 7. The parties agree that only a minimum bond shall be required if such court should require posting of bond as a condition for such order or orders.

         8. RFG'S CONFIDENTIAL INFORMATION.

         8.1 CONFIDENTIAL INFORMATION. In connection with the providing of services hereunder, RFG may provide the Company with information concerning RFG which RFG deems confidential (the "Confidential Information"). The Company understands and agrees that any Confidential Information disclosed pursuant to this Agreement are trade secrets, proprietary and of great value to RFG, which value may be impaired if the secrecy of such information is not maintained. The

Company further agrees that it will take appropriate and reasonable security measures to preserve and protect the secrecy of such Confidential Information, and will hold all Confidential Information in confidence and will not disclose such Confidential Information, either directly or indirectly, to any person or entity during the term of this Agreement or any time allowing the expiration or termination hereof; provided, however, that the Company may disclose the Confidential Information to an employee to whom disclosure is necessary for the providing of services under this Agreement.

         8.2 EXCLUSIONS. For purposes of this Section 7, the term Confidential Information shall not include information which (a) becomes generally available to the public other than as a result of a disclosure by the Company or its officers, directors, agents or advisors, or (b) becomes available on a non-confidential basis to the Company from a source other than the Company or its advisors, provided that such source is not known to the Company to be bound by a confidentiality agreement with or other obligation of secrecy of RFG or another party.

         8.3 BINDING ORDER. Any provisions of this Agreement notwithstanding, the Company shall not be precluded from disclosing any of the Confidential Information pursuant to a valid order of any governmental or regulatory authority or pursuant to the order of any court or arbitrator having jurisdiction over the Company.

         8.4 INJUNCTIVE RELIEF. The Company agrees that, since a violation of this Section 8 would cause irreparable injury to RFG, and that there may not be an adequate remedy at law for such violation, RFG shall have the right in addition to any other remedies available at law or in equity to seek and obtain from a court of competent jurisdiction an order or orders enjoining the Company from violating the provisions of this Section 8. The parties agree that only a minimum bond shall be required if such court should require posting of bond as a condition for such order or orders.

         9. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to RFG as follows:

         9.1 EXISTENCE AND AUTHORITY. The Company is a corporation fully organized and validly existing in good standing under the laws of Nevada and has full power and authority to own its property, carry on its business as being conducted, and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a corporation in any jurisdiction in which it is necessary to be so qualified to transact business as such business is currently conducted. This Agreement has been duly authorized by all necessary corporate and other action, and has been duly executed, and delivered by the Company, and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general principals of equity.

         9.2 AUTHORIZATION OF AGREEMENT. The Company has taken all actions and obtained all consents or approvals necessary to authorize it to enter into this Agreement.

         9.3 NO VIOLATION. The execution or delivery of this Agreement and the performance by the Company of its obligations under this Agreement will not conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under the charter or bylaws of the Company or any agreement or other binding authority to which the Company is bound.

         10. REPRESENTATIONS AND WARRANTIES OF RFG. RFG hereby represents and warrants to the Company that as of the date hereof:

         10.1 EXISTENCE AND AUTHORITY. RFG is a corporation fully organized and validly existing in good standing under the laws of Georgia and has full power and authority to own its property, carry on its business as being conducted, and to enter into and perform its obligations under this Agreement. RFG is duly qualified as a corporation in any jurisdiction in which it is necessary to be so qualified to transact business as such business is currently conducted. This Agreement has been duly authorized by all necessary corporate and other action, and has been duly executed, and delivered by RFG, and constitutes the legal, valid and binding obligation of RFG, enforceable against RFG in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally and to general principals of equity.

         10.2 AUTHORIZATION OF AGREEMENT. RFG has taken all actions and obtained all consents or approvals necessary to authorize it to enter into this Agreement.

         10.3 NO VIOLATION. The execution or delivery of this Agreement and the performance by RFG of its obligations under this Agreement will not conflict with, violate, constitute a breach of or a default (with the passage of time or otherwise) under the charter or bylaws of RFG or any agreement or other binding authority to which RFG is bound.

         10.4 REQUISITE LICENSES AND PERMITS. There are presently issued and in force with respect to RFG all requisite licenses and permits which are necessary in order for RFG to perform its obligations under this Agreement, which licenses and permits have been issued by any governmental or other authority having jurisdiction over RFG and its business activities.

         11. SUPPLYING INFORMATION. RFG shall cooperate with the Company in supplying such information as may be reasonably necessary in order for the Company to conduct its business and to prepare and file on a timely basis any informational or other reports with any regulatory or quasi-regulatory authority having jurisdiction over the Company, including, without limitation, any stock exchange.

         12. INDEPENDENT CONTRACTOR. RFG acknowledges that it is an independent contractor hereunder. Accordingly, RFG shall be solely responsible for all federal, state and local income taxes, unemployment taxes, Social Security contributions, Worker's Compensation premiums, and all similar taxes and payments concerning RFG and/or any employees of RFG. The Company shall (a) not be required to withhold any of such taxes or payments from sums to be paid hereunder to RFG, and (b) not be liable for the payment of same to any federal, state or municipal government or agency. The Company shall not be liable for any injury or damage to any person or property whatsoever by reason of, or in any manner growing out of, any of RFG's acts or failure to act hereunder.

         13.      INDEMNIFICATION.

         13.1 The Company shall indemnify RFG from and against any and all expenses (including reasonable attorneys' fees), judgments, fines, claims, causes of action, liabilities and other amounts paid (whether in settlement or otherwise actually and reasonably incurred) by RFG in connection with such action, suit or proceeding if (a) RFG is made a party to any action, suit or proceeding by reason of the fact that RFG rendered advice or services or otherwise engaged in conduct or action pursuant to this Agreement and (b) RFG acted in good faith and in a manner reasonably believed by RFG to be in or not opposed to the interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that RFG did not act in good faith and in a manner in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that its conduct was unlawful. Notwithstanding the forgoing, the Company shall not be obligated to indemnify RFG with respect to any claim, issue or matter as to which RFG shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of its duties under this Agreement unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the matter, RFG is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         13.2 RFG shall indemnify the Company from and against any and all expenses (including reasonable attorneys' fees), judgments, fines, claims, causes of action, liabilities and other amounts paid (whether in settlement or otherwise actually and reasonably incurred) by the Company in connection with such action, suit or proceeding if (a) RFG is made a party to any action, suit or proceeding by reason of the fact that the Company rendered advice or services or otherwise engaged in conduct or action pursuant to this Agreement and (b) the Company acted in good faith and in a manner reasonably believed by the Company to be in or not opposed to the interests of RFG, and, with respect to any criminal action or proceeding, had no reasonable cause to believe its conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction shall not, of itself, create a presumption that the Company did not act in good faith and in a manner in or not opposed to the best interests of RFG, and, with respect to any criminal action or proceeding, had reasonable cause to believe that its conduct was unlawful. Notwithstanding the forgoing, RFG shall not be obligated to indemnify the Company with respect to any claim, issue or matter as to which the Company shall have been adjudged to be liable for gross negligence or willful misconduct in the performance of its duties under this Agreement unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the matter, the Company is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

         14. NOTICE. All notices provided by this Agreement shall be in writing and shall be given by facsimile transmission, overnight courier, by registered mail or by personal delivery, by one party to the other, addressed to such other party at the applicable address set forth below, or to such other address as may be given for such purpose by such other party by notice duly given hereunder. Notice shall be deemed properly given on the date of the delivery:

         To the Company:              J. Patrick Bryan, President
                                      Life Investment Funding Enterprises, Inc.
                                      1605 Main Street, Suite 1109
                                      Sarasota, Florida  34236

         With copy to:                William T. Kirtley, Esq.
                                      William T. Kirtley, P.A.
                                      1776 Ringling Boulevard
                                      Sarasota, Florida  34236

         To RFG:                       C. Douglas York, President
                                       Resource Funding Group, Inc.
                                       1605 Main Street, Suite 1109
                                       Sarasota, Florida  34236

         With copy to:                 Lawrence H. Katz, Esq.
                                       Attorney at Law
                                       341 Maitland Avenue, Suite 120
                                       Maitland, Florida  32751


         15.      MISCELLANEOUS.

         15.1 WAIVER. Any term or provision of this Agreement may be waived at any time by the party entitled to the benefit thereof by a written instrument duly executed by such party.

         15.2 ENTIRE AGREEMENT. This Agreement contains the entire understanding between the Company and RFG with respect to the subject matter hereof and the transactions contemplated hereby. This Agreement may not be amended, modified, or altered except by an instrument in writing signed by the party against whom such amendment, modification or alteration is sought to be enforced. This Agreement supersedes and replaces all other agreements between the parties with respect to any services to be performed by RFG on behalf of the Company.

         15.3 GOVERNING LAW. The Agreement shall be construed and interpreted in accordance with the laws of the State of Florida except when the corporate law of Nevada or Georgia is applicable.

         15.4 BINDING EFFECT. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         15.5 CONSTRUCTION. The captions and headings contained herein are inserted for convenient reference only, are not a part hereof and the same shall not limit or construe the provisions to which they apply. References in this Agreement to "Sections" are to the Sections in this Agreement, unless otherwise noted.

         15.6 ASSIGNMENT. The obligations and benefits under this Agreement may only be assigned by either party upon obtaining the consent of the other party, which consent shall not be unreasonably withheld.

         15.7  ARBITRATION.  Other than the injunctive  remedies provided for by
Section 8.4 hereof, any controversy, dispute or claim arising out of or relating to this Agreement or the breach thereof shall be resolved by binding arbitration pursuant to the Code Arbitration obtaining from the American Arbitration Association or any successor. The award of the Arbitration shall be binding on the Company and RFG subject to any statutory right of judicial review or appeal. Judgment may be entered upon an award of a majority of the arbitrators by a court of competent jurisdiction and such award may be confirmed by such court. Venue for Arbitration proceeds shall be Sarasota County, Florida. The Company and RFG consent that the costs of arbitration, attorneys' fees of the parties, together with all other expenses shall be paid as provided in the Arbitration award. With respect to any arbitrated matter, the arbitration panel shall consist of three (3) members. The Company and RFG shall each select one arbitrator and the two selected arbitrators shall select the third arbitrator.

         16. JURISDICTION. Jurisdiction over the parties and the subject matter of this Agreement shall be vested in the Circuit Court of the Twelfth Judicial Circuit in and for Sarasota County, Florida.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

                                            LIFE INVESTMENT FUNDING
                                            ENTERPRISES, INC., a Nevada
                                            corporation
---------------------------------------
Witness
_______________________________________     By__________________________________
Witness Printed Name                           J. Patrick Bryan, President
---------------------------------------
Witness
---------------------------------------
Witness Printed Name

                                            RESOURCE FUNDING GROUP, INC.,
                                            a Georgia Corporation
---------------------------------------
Witness
_______________________________________     By__________________________________
Witness Printed Name                          C. Douglas York, President
---------------------------------------
Witness
---------------------------------------
Witness Printed name

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